UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 5, 2018
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) At the Annual General Meeting of the shareholders of Open Text Corporation (the “Company”) held on September 5, 2018 (the “Annual Meeting”), the proposals listed below were submitted to a vote of the shareholders.

(b) At the Annual Meeting, each proposal was approved by the shareholders pursuant to the voting results set forth below. Shareholders holding 216,228,203 of the Company's common shares ("Common Shares") representing 80.73% of the outstanding Common Shares were present in person or by proxy at the Annual Meeting.

Proposal 1 - Election of Directors
The following table sets forth information regarding the election of each of the following nominees as directors of the Company until the next annual meeting of shareholders of the Company or until the successor of such director is duly elected or appointed:

		Outcome of Vote	Votes For		Votes Withheld		Broker Non-Votes
(a)	P. Thomas Jenkins;	Carried by ballot	204,155,185	97.32%	5,629,189	2.68%	6,443,829
(b)	Mark J. Barrenechea;	Carried by ballot	207,972,058	99.14%	1,812,316	0.86%	6,443,829
(c)	Randy Fowlie;	Carried by ballot	206,787,145	98.57%	2,997,229	1.43%	6,443,829
(d)	David Fraser	Carried by ballot	209,719,248	99.97%	65,126	0.03%	6,443,829
(e)	Gail E. Hamilton;	Carried by ballot	209,457,408	99.84%	326,966	0.16%	6,443,829
(f)	Stephen J. Sadler;	Carried by ballot	206,525,095	98.45%	3,259,279	1.55%	6,443,829
(g)	Harmit Singh	Carried by ballot	209,721,529	99.97%	62,845	0.03%	6,443,829
(h)	Michael Slaunwhite;	Carried by ballot	207,016,688	98.68%	2,767,686	1.32%	6,443,829
(i)	Katharine B. Stevenson;	Carried by ballot	207,392,864	98.86%	2,391,510	1.14%	6,443,829
(j)	Carl Jürgen Tinggren; and	Carried by ballot	209,728,914	99.97%	55,460	0.03%	6,443,829
(k)	Deborah Weinstein.	Carried by ballot	191,352,365	91.21%	18,432,009	8.79%	6,443,829
Proposal 2 - Re-Appointment of Independent Auditors
The shareholders approved the re-appointment of KPMG LLP, Chartered Professional Accountants, as the independent auditors of the Company to hold office until the next annual meeting of shareholders or until a successor is appointed, as set forth below:
Votes For        Votes Withheld
212,833,830 (98.43%)     3,391,431 (1.57%)
There were 215 broker non-votes.
Proposal 3 - Shareholder Advisory Vote on Executive Compensation (Say-on-Pay Vote)
The shareholders approved, on an advisory basis, the adoption of a special resolution accepting the Company’s approach to executive compensation, as set forth below:
Votes For        Votes Against
204,252,853 (97.36%)          5,528,795 (2.64%)
There were 6,443,828 broker non-votes.

Item 8.01    Other Events of Importance to Security Holders.
On September 5, 2018, the Company issued a press release announcing the voting results for its election of directors at its Annual Meeting held earlier that day in Waterloo, Ontario. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 5, 2018, the Board of Directors of the Company re-appointed P. Thomas Jenkins as Chair of the Board of Directors and re-appointed Mark J. Barrenechea as Vice-Chair of the Board of Directors.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by Open Text Corporation on September 5, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

September 5, 2018	By:	/s/ Gordon A. Davies
Gordon A. Davies EVP, Chief Legal Officer and Corporate Development

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Open Text Corporation on September 5, 2018